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                                                                    EXHIBIT 10.2

                                                            AMENDED AND RESTATED
                                                             AS OF JUNE 14, 2002

                              THE BISYS GROUP, INC.

                           DEFERRED COMPENSATION PLAN

         THIS PLAN (the "Plan"), effective as of the 1st day of September 1997 (the "Effective Date"), and amended and restated as of June 14, 2002, is established by The BISYS Group, Inc., a Delaware corporation (hereinafter referred to as the "Employer" or the "Company"),

         WHEREAS, the Employer recognizes the valuable services performed for it by the employees participating in this Plan (herein the "Participants" or the "Employees");

         WHEREAS, the Participants of this Plan are members of a select group of management or highly compensated employees of the Company or its subsidiaries;

         WHEREAS, Employer desires to establish the Plan to allow each Participant to defer a portion of his or her Compensation and to provide the retirement, death and other benefits as provided herein;

         WHEREAS, each Participant desires to receive such benefits and to defer a portion of his or her Compensation;

         WHEREAS, the Employer intends to establish a trust (herein the "Rabbi Trust") to assist it in meeting its obligations hereunder; and

         WHEREAS, the Employer desires to provide the terms and conditions upon which the Employer shall pay such benefits to the Participants;

         NOW, THEREFORE, in consideration of these premises, the Employer hereby declares:


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         1.       Establishment and Purposes.

                  a. Establishment. Employer hereby establishes the Plan as of the Effective Date.

                  b. Name. The Plan shall be known as "The BISYS Group, Inc. Deferred Compensation Plan".

                  c. Purpose. The purpose of the Plan is to allow the Participants to defer a portion of their Compensation in accordance with an Election to Defer executed as part of the Participation Agreement so that such amounts may be paid to the Participants (or their beneficiaries) upon retirement, death or otherwise as specified herein.

         2.       Definitions.

                  Except as otherwise provided herein, the following terms shall have the definitions hereinafter indicated wherever used in this Plan with initial capital letters:

                  a. Beneficiary: Any person, entity, or any combination thereof designated in a Beneficiary Designation form, executed as part of the Participation Agreement by a Participant, to receive benefits under this Plan in the event of the Participant's death, or in the absence of any such designation, the Participant's estate.

                  b. Beneficiary Designation. The provisions of the Participation Agreement providing for the designation by the Participant of his or her Beneficiary or Beneficiaries, as amended from time to time by the Participant.

                  c. Code: The Internal Revenue Code of 1986, as amended.

                  d. Compensation: All wages, salaries, and incentive compensation amounts payable pursuant to the Company's annual incentive compensation plan, and excluding any and all other compensation to be paid to a Participant for services rendered to the Employer, including without limitation any commissions, any income earned as a result of the exercise of stock options or any disqualifying disposition of shares acquired pursuant to the


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exercise of options and any income resulting from the forgiveness of loans or interest thereon or the reimbursement of relocation expenses.

                  e. Deferred Compensation Account: The term "Deferred Compensation Account" shall have the meaning set forth in Section 4 of this Plan.

                  f. Disability: A Participant shall be considered "disabled" if he or she is considered disabled for a period of 180 consecutive days during a period of 365 consecutive days under the Employer's long-term disability plan maintained for employees generally, provided that if there is no such plan at the time, the Participant shall be considered "disabled" if he or she is unable to substantially perform his or her regular duties at his or her regular business location because of a physical or mental injury or illness for a period of 180 consecutive days during a period of 365 consecutive days. The Employer may rely on the determination made by the Company's long-term disability insurer (whether or not the Employee is enrolled in such plan) or by a physician selected by the Employer in determining whether a "Disability" exists.

                  g. Earnings: The amount credited to each Participant's Deferred Compensation Account as Earnings as provided in Section 4 hereof.

                  h. Election to Defer: The provisions of the Participation Agreement, as amended from time to time, providing for the Participant to elect to defer a portion of his or her Compensation.

                  i. Employee: An employee of the Employer or any of its wholly-owned subsidiaries.

                  j. ERISA. The Employee Retirement Income Security Act of 1974, as amended.

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                  k. Investment Designation. The provisions of the Participation
Agreement providing for the Investment Designation by the Participant as described in Section 4 of this Plan.

                  l. Participant: A Participant shall be an Employee selected by the Employer to participate in this Plan that elects to participate in this Plan by executing and delivering to the Employer a Participation Agreement that results in deferred Compensation and Earnings attributable to the Participant's Deferred Compensation Account. An Employee shall be deemed to be a Participant on the date of such initial deferral.

                  m. Participation Agreement. The agreement in substantially the form of Exhibit 1 attached hereto (or as amended or replaced by the Employer from time to time), including provisions for the Employee's Election to Defer, the Employee's Beneficiary Designation, and the Employee's Investment Designation.

                  n. Plan Year. The Plan Year for this Plan shall be the 12-month period designated by the Company from time to time, provided that the initial Plan Year shall be the period from September 1, 1997 through December 31, 1997. The second and each subsequent Plan Year shall be the Company's fiscal year (i.e., July 1 of each year through June 30 of the following year) commencing with fiscal year 1998 (i.e., July 1, 1997 through June 30, 1998).

                  o. Senior Participant. A Participant designated by the Company as a "Senior Participant" hereunder (the Company may make or change such designation at any time, in any manner it deems appropriate from time to time).

                  p. Standard Participant. Any Participant who is not designated as a Senior Participant hereunder at such time.

                  q. Year of Service. Commencing from the date of employment, each 12-month period in which the Employee worked at least 1,000 hours for the Employer or for any other entity which


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merged with the Company or was otherwise acquired by the Company if the Employee was employed on a full-time basis by such other entity at the time of such merger or acquisition by the Company.

         3.       Contributions.

                  a. Participant Elective Deferrals. As a condition to participating in this Plan, a Participant shall execute and file with the Employer a Participation Agreement, designating the portion of his or her annual Compensation (or the portion of a specific part or parts of his or her Compensation) which shall be deferred hereunder for a particular Plan Year; provided however that the deferral shall not exceed a maximum amount or percentage established by the Company from time to time. The minimum amount that may be deferred by any Participant for the initial Plan Year hereunder shall be Nineteen Thousand Dollars ($19,000.00), and shall be Ten Thousand Dollars ($10,000.00) each Plan Year thereafter. For each Plan Year, as permitted by the Company, the Participant may execute an Election to Defer by the execution of a written document in the form and manner designated by the Employer. A Participant must be an Employee at the time the intended deferred Compensation would otherwise be paid in order to defer such Compensation pursuant to this Plan.

                  b. Participant Deferrals Designated for Investment in Common Stock of the Company. Deferred Compensation Account balances in shares of Common Stock of the Company as of August 15, 2002 and all Participant Investment Designations in, and any reallocations into, shares of Common Stock of the Company thereafter shall be an irrevocable designation or reallocation and once made may not be changed or modified. A Participant will receive shares of Common Stock of the Company upon distribution of any such designated/reallocated Deferred Compensation Account balance.

                  c. Employer Matching Contributions for Senior Participant Initial Investment Designations in Shares of Common


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Stock of the Company. In the event that a Senior Participant makes an initial
Investment Designation in shares of Common Stock of the Company, the Company shall make a matching contribution (herein "Employer Matching Contribution") equal to a percentage of the amount so designated and in effect as of the date of such Investment Designation; provided that the Company may change or eliminate such percentage Employer Matching Contribution for subsequent periods from time to time; and further provided that the amount (or value) of the matching contribution shall not exceed a maximum dollar amount, if any, as determined by the Company from time to time. A Senior Participant shall vest in the Employer Matching Contribution on the second year anniversary of such designated deferral; provided that he or she is a Senior Participant and Employee as of such vesting date. If a Senior Participant does not vest in such Employer Matching Contribution (for example, if the Senior Participant's employment with the Company terminates, or the Senior Participant ceases to be a Senior Participant, during such 2-year period), the Employer Matching Contribution (and any Earnings thereon) shall be forfeited and will not be credited to the Senior Participant's vested Deferred Compensation Account balance (the Senior Participant's elective deferrals and any Earnings thereon will not be affected). No Employer Matching Contribution shall be made where a Senior Participant irrevocably reallocates a portion of his or her Deferred Compensation Account (as defined in Section 4.a. below) to a designated investment in shares of Common Stock of the Company. No Employer Matching Contribution shall be made hereunder with respect to Investment Designations in shares of Common Stock of the Company made by a Standard Participant.

         4.       Deferred Compensation Account.

                  a. Any Compensation deferred by a Participant hereunder shall be credited to a bookkeeping account ("Deferred


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Compensation Account"), maintained by the Employer for the Participant as calculated by the Employer on a quarterly basis (or more frequently at the election of the Employer). The balance in each Participant's Deferred Compensation Account shall be equal to the Participant's elective deferrals, any Employer Matching Contributions pursuant to Section 3.c. hereof, subject to the vesting requirements, plus any Earnings thereon.

                  b. Earnings shall be an amount equal to the amount credited as if the Participant's Deferred Compensation Account had been invested in accordance with the Participant's Investment Designations, as such designated investments may be modified or reallocated from time to time. Earnings shall accrue on the unpaid balance of a Deferred Compensation Account as provided herein.

                  c. The Employer shall designate the available Investment Designations and may amend such available selections from time to time. A Participant may reallocate his or her Deferred Compensation Account balance and/or redesignate future deferrals among the available Investment Designations no more often than once in each three (3) month period as permitted by the Company from time to time; provided that any Deferred Compensation Account balance or future deferrals designated as of August 15, 2002 or at any time thereafter for investment in shares of Common Stock of the Company (whether designated for such investment at the time of the initial Investment Designation or pursuant to a subsequent reallocation from an alternative Investment Designation) shall be deemed to be an irrevocable Investment Designation in such shares. In addition to any other Investment Designations permitted hereunder, the Company in its sole discretion may make available to a Senior Participant age 55 or older the option to participate in a split-dollar arrangement with the Company, and any amounts thereunder shall be held under such split-dollar arrangement and shall not be held under this


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Deferred Compensation Plan. The terms of such split-dollar arrangement shall be consistent with the terms of "The BISYS Group Inc., Split Dollar Plan" implemented in 1997, provided that (i) the Participant may designate an irrevocable life insurance trust ("ILIT") or other person or entity as the owner of the subject life insurance policy and in such case the Participant (the insured under the policy) shall never have any "incidents of ownership" in the policy as such term is described in Treas. Reg. Section 20.2042-1(c), or any similar successor provision; (ii) the arrangement shall be consistent with the calculations set forth in a Schedule mutually agreed by the Participant and the Company; (iii) the split-dollar arrangement shall terminate only upon the mutual agreement of the Company and the Participant, except that either the owner of the policy or the Company may terminate the split-dollar arrangement at the end of the period shown in such applicable Schedule; (iv) the Company shall only be obligated to pay scheduled premiums with respect to the Policy (or Policies) on the Participant's life for five (5) years thereunder; and (v) upon the death of the Participant, after the payment to the Company of an amount equal to the total premiums paid by the Company on the Policy (or Policies), the balance of the death benefit shall be paid to the Participant's designated beneficiary pursuant to the applicable Policy (or Policies).

                  d. The Employer, in its sole and absolute discretion, may (or may not) acquire any investment product or any other instrument or otherwise invest any amount to provide the funds from which it can satisfy its obligation(s) to make benefit payments under this Plan. Any investment product or other item so acquired for the convenience of the Employer shall be the sole and exclusive property of the Employer (or a trust established by the Employer), with the Employer (or a trust established by the Employer) named as sole owner and sole beneficiary thereof. To the extent that a Participant or his or her Beneficiary acquires


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a right to receive distribution payments from the Employer under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Employer.

                  e. The Company shall contribute amounts to the Rabbi Trust from time to time approximately equal to the elective deferrals by the Participant, all vested Employer Matching Contributions, and all Earnings thereon.

         5.       Amount and Timing of Benefit Payments.

                  a. Term of Years. A Participant shall be eligible to receive distribution payments pursuant to Section 5.e. hereof upon termination of his or her employment provided that as of such termination date the Participant has (i) completed five Years of Service from the date of initially becoming a Participant in the Plan, and (ii) reached the age of 50 or completed 10 Years of Service (the "Term of Years Criteria"). A Participant that satisfies the Term of Years Criteria while an Employee, shall also be eligible to receive a one-time lump-sum distribution of all or part of his or her Deferred Compensation Account balance while an Employee (an "in-service" distribution) and still remain eligible to continue as a Participant in the Plan. Such Term of Years Criteria eligible Participant shall request a distribution in writing to the Company designated Plan administrator on the form available from such administrator for such purpose. Where the Participant requests a one-time lump sum distribution of all of his or her Deferred Compensation Account, the Company may pay the Participant an amount equal to the cash balance of that portion of the Participant's Deferred Compensation Account designated for investment in other than shares of Common Stock of the Company and the share balance of that portion of the Participant's Deferred Compensation Account designated for investment in shares of Common Stock of the Company, such balances determined in each case as of the end of the quarter immediately following such election. Upon such


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payment, the Deferred Compensation Account shall be reduced to zero, subject to any additional elective deferrals made by such Participant. The Company may make such requested distribution payment, and may make a one-time partial distribution payment at the Participant's written request pursuant hereto, subject in the case of a partial distribution payment to there being a sufficient available balance in such Account as of the end of the quarter in which such election is made, within six months following receipt of such request. For purposes of determining the ongoing Deferred Compensation Account balance in the event of a partial lump-sum distribution, such partial lump-sum distribution shall be deemed to be withdrawn from the Participant's Deferred Compensation Account as of the end of the quarter in which such request is made, regardless of the timing of the actual distribution payment, and Earnings shall accrue only on the balance of the Deferred Compensation Account after giving effect to such deemed withdrawal as of such quarter end date.

                   b. Death or Disability. A Participant shall be eligible to receive distribution payments pursuant to Section 5.e. following the Participant's Disability. In the event of a Participant's death, the Company shall pay the Beneficiary an amount equal to the cash balance of that portion of the Participant's Deferred Compensation Account designated for investment in other than shares of Common Stock of the Company and the share balance of that portion of the Participant's Deferred Compensation Account designated for investment in shares of Common Stock of the Company, such balances determined in each case as of the end of the quarter in which the Participant's death occurred. No Earnings shall accrue on such Account after such quarter end Account balance determination date. Such payment shall be made within six months of the Company's receipt


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of a death certificate evidencing the Participant's date of death.

                  c. Termination Following a Change of Control. A Participant shall be eligible to receive distribution payments pursuant to Section 5.e. hereof in the event the Participant's employment with the Company terminates for whatever reason other than termination for cause within one year following a Change of Control (as hereinafter defined); provided that as of the date of such termination the Participant has completed five Years of Service from the date of initially becoming a Participant in the Plan. For purposes hereof, "Change of Control" shall mean either (i) approval by the stockholders of the Company of a merger, consolidation, or acquisition in which the stockholders of the Company immediately before the consummation of the transaction do not own at least 51% of the voting shares of the surviving successor, acquiring, or assuming corporation in such transaction, (ii) the liquidation or dissolution of the Company, (iii) the sale of all or substantially all of the assets of the Company, or (iv) the acquisition by any person (including a group, within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934) of beneficial ownership of 51% or more of the Company's outstanding voting securities. In addition, for purposes hereof, "cause" shall mean (i) any act of willful dishonesty by the Participant; (ii) the Participant's material failure to perform the duties ordinarily performed by a person holding the Participant's position; (iii) activities by the Participant that are materially harmful to the reputation of the Company and/or conviction of a felony.

                  d. Other Termination. In the event that a Participant is not otherwise eligible pursuant to any of the foregoing Sections 5.a., 5.b., or 5.c. to receive distribution payments pursuant to Section 5.e. at the time of such Participant's termination of employment, the Company shall pay


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the Participant an amount equal to the cash balance of that portion of the
Participant's Deferred Compensation Account designated for investment in other than shares of Common Stock of the Company and the share balance of that portion of the Participant's Deferred Compensation Account designated for investment in shares of Common Stock of the Company, such balances determined in each case as of the end of the quarter in which the Participant's employment termination occurs. No Earnings shall accrue on such Account after such quarter end date Account balance determination date. The Company shall make such distribution payment within six months of the date of termination of employment and thereafter the Company shall have no further obligation to such Participant.

                  e. Distribution Payments. Where a Participant is eligible to receive distribution payments as of the date of termination of the Participant's employment with the Company pursuant to this Section 5.e., the Participant shall make an irrevocable request in writing within six months following such employment termination date designating the requested payment schedule for such distribution payments. The Participant shall request a one-time full or partial lump-sum distribution payment and/or annual installment distribution payments in accordance herewith. A distribution request form for such purpose will be provided to the Participant upon written request to the Company's designated Plan administrator.

                  Where the Participant properly requests a one-time full lump-sum distribution payment of his or her Deferred Compensation Account or fails to make the required request within the six-month period following termination of the Participant's employment, the Company shall pay a full lump-sum distribution payment to the Participant within six months from the date such request is made and received by the Company or, where no request is made, from the end of such six-month period. The lump-sum


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distribution payment shall be equal to the cash balance of that portion of the
Participant's Deferred Compensation Account designated for investment in other than shares of Common Stock of the Company and the share balance of that portion of the Participant's Deferred Compensation Account designated for investment in shares of Common Stock of the Company, such balances determined in each case as of the end of the quarter in which such election is made and received by the Company or, where no election is made, in which the six month request period expires. No Earnings shall accrue on such Account after such quarter end Account balance determination date. Where the Participant properly requests, within the six-month period following termination of the Participant's employment, to receive a partial one-time lump sum distribution payment, the Company shall make such requested distribution payment, subject in the case of a partial distribution payment to there being a sufficient available Account balance as of the end of the quarter in which such request is made, within six months following receipt of such request. For purposes of determining the ongoing Deferred Compensation Account balance in the event of a partial lump-sum distribution, such partial lump-sum distribution shall be deemed to be withdrawn from the Account as of the end of the quarter in which such request is made and received by the Company, regardless of the timing of the actual distribution payment and Earnings shall accrue only on the balance of the Deferred Compensation Account after giving effect to such deemed withdrawal as of such quarter end Account balance determination date.

                  The Participant also may make an irrevocable request to receive annual installment distribution payments of his or her Deferred Compensation Account balance, after giving effect where applicable to any partial one-time lump-sum distribution payment pursuant to the foregoing provisions, including any Earnings


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thereon, over a consecutive 3, 5, 10 or 15-year period; provided that such installments would result in an annual distribution amount of not less than $30,000, based on the value of the Participant's Deferred Compensation Account as of the end of the quarter in which such request is made and received by the Company, reduced by the amount such Participant elects to receive in a lump-sum distribution payment, if any, without giving effect to the potential Earnings (appreciation or depreciation) on such Account balance in future periods. The Company shall pay such requested annual installment payments in the first quarter of each designated calendar year; provided that in the case of the initial annual distribution such request is made not later than the November 30 immediately preceding the initial requested installment distribution, otherwise, such initial annual installment shall be paid by the Company within six months of such request. A Participant may request that his or her annual installment distribution payments commence in a future calendar year provided that such annual installment distribution payments commence not later than the calendar year in which such Participant would reach the age of 65. Where the Participant dies prior to the commencement or completion of such annual installment payments, the Participant's remaining Deferred Compensation Account balance shall be paid to the Beneficiary in accordance with Section 5.b. hereof. Notwithstanding any other provision herein and regardless of the request of any Participant or Beneficiary, the Company may at any time following termination of the Participant's employment with the Company pay the balance of the Participant's Deferred Compensation Account in a lump sum, and thereafter the Company shall have no further obligation hereunder with respect to such Participant.

                  f. Unforeseeable Events. In addition, a payment or payments may be made to the Participant from such Participant's Deferred Compensation Account prior to the Participant's


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Disability, death or termination of employment in the event of an unanticipated emergency that is caused by an event beyond the control of the Participant and that would result in severe financial hardship to the Participant if an early distribution was not made; provided that such distributions shall not exceed the vested portion of the Participant's Deferred Compensation Account. Any early distribution approved by the Company for such an unforeseeable emergency shall be limited to the amount necessary to meet the emergency, provided that any such payment shall reduce the amount of the Participant's Deferred Compensation Account on the date of such payment. The Participant shall be under no obligation to repay amounts distributed because of an unforeseeable emergency.

                  g. Payment Only from Employer Assets. Any payment of benefits to a Participant or his or her Beneficiary hereunder shall be made from assets which are, for all purposes, a part of the general assets of the Employer; no person shall have or acquire any interest in such assets by virtue of the provisions of this Plan. To the extent that a Participant or his or her Beneficiary acquires a right to receive payments from the Employer under the provisions hereof, such right shall be no greater than the right of any unsecured general creditor of the Employer.

                  h. Beneficiaries. A Participant may designate his or her Beneficiary or Beneficiaries to receive the amounts as provided herein after his or her death in accordance with the Beneficiary Designation provisions of the Participation Agreement. In the absence of such Designation, the Employer shall pay any such amount to the Participant's estate.

         5. Determination of Benefits, Claims Procedure and Administration.


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                  a. Determinations. A Committee designated by the Employer (or other designee of the Employer, or the Employer itself, as the Employer determines from time to time (referred to in this Section 6 as the "Employer")) shall make all determinations as to rights to benefits under this Plan. Subject to and in compliance with the specific procedures contained in the applicable regulations promulgated under ERISA: (i) any decision by the Employer denying a claim for any benefits under this Plan by a Participant or any other claimant shall be stated in writing by the Employer and delivered or mailed to the claimant; (ii) each such notice shall set forth the specific reasons for the denial, written to the best of the Employer's ability in a manner that may be understood without legal or actuarial counsel; and (iii) the Employer shall afford a reasonable opportunity to the claimant whose claim for benefits has been denied for a review of the decision denying such claim.

                  b. Interpretation. Subject to the foregoing: (i) the Employer shall have full power and authority to interpret, construe and administer this Plan; and (ii) the interpretation and construction of this Plan by the Employer, and any action taken hereunder, shall be binding and conclusive upon all parties in interest, provided, however, that nothing herein shall prevent any Participant or Beneficiary from enforcing his or her rights as a general unsecured creditor hereunder.

                  c. Reports. The Employer shall provide the Participant with a statement reflecting the amount of the Participant's Deferred Compensation Account at least annually.

                  d. No Liability. No employee, agent, officer, trustee, member, volunteer or director of the Employer shall, in any event, be liable to any person for any action taken or omitted to be taken in connection with the interpretation, construction or administration of this Plan, so long as such action or omission to act was made in good faith.


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         7. Non-Assignability of Benefits. Neither any Participant nor any
Beneficiary under this Plan shall have any power or right to transfer, assign, anticipate, hypothecate or otherwise encumber any part or all of the amounts payable hereunder. Such amounts shall not be subject to seizure by any creditor of a Participant or any Beneficiary hereunder, by a proceeding at law or in equity, nor transferable by operation of law in the event of the bankruptcy or insolvency of any Participant or any Beneficiary hereunder. Any such attempted assignment or transfer shall be null and void and shall terminate the Participant's participation in this Plan, and the Employer then may pay the benefits hereunder as if the Participant had terminated employment.

         8. Amendment. This Plan may not be amended, altered or modified, except by a written instrument signed by the Employer and the Participants effected thereby or their respective successors; provided that the Employer may amend, alter, modify or terminate this Plan on a prospective basis at any time without the need to obtain the signature of the Participants, provided (i) that no such amendment, alteration, modification or termination shall adversely affect a Participant's entitlement to benefits attributable to amounts credited to his or her Deferred Compensation Account prior to such amendment, alteration, modification or termination of this Plan, and (ii) that until all amounts are distributed, the Employer must continue to offer Investment Designations that are at least reasonably comparable to the options available prior to such amendment, alteration, modification or termination.

         9. Impact on Other Benefits. Except as otherwise required by the Code or any other applicable law, this Plan and the benefits provided herein are in addition to all other benefits which may be provided by the Employer to the Participants from time to time, and shall not reduce, replace or otherwise cause any reduction, in any manner, with regard to any of such other benefits.

         10. Notices. Any notice, request, consent or demand required or permitted to be given under the provisions of this Plan by the Employer or any Participant or Beneficiary shall be in writing, and shall be signed by the person or entity giving or making the same. Such notice, request, consent or demand may be mailed, by United States certified mail, postage prepaid or sent via a national overnight courier service addressed to the principal office of the Employer, or if to a Participant or Beneficiary to such individual or entity's last known address as shown on the records of the Employer. Such notice, request, consent or demand may also be sent by fax provided that such sender confirms receipt of such fax. The date of such notice, request, consent or demand shall be the date such event was initiated by mailing, couriering or faxing.

         11. Tax Withholding. The Employer shall have the right to deduct from all payments made under this Plan any federal, state or local taxes required by law to be withheld with respect to such payments.

         12. Governing Law. This Plan shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any conflict of law principles.

         IN WITNESS WHEREOF, the Employer has executed and adopted this Amended and Restated Plan as of June 14, 2002

                                                  THE BISYS GROUP, INC.

                                                  By:    \s\ Lynn J. Mangum
                                                  Name:  Lynn J. Mangum
                                                  Title: Chief Executive Officer


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
                                    EXHIBIT 1
                             PARTICIPATION AGREEMENT

Name of Employee:___________________________

Employee's Address:_________________________

Employee's Social Security Number:________________________

Employee's Date of Birth:_________________________________

I.  ELECTION TO DEFER

         The Participant hereby elects to defer the following amount or percentage of his or her Compensation (or part thereof) pursuant to THE BISYS GROUP, INC. Deferred Compensation Plan for the ___________ Plan Year:

Type (or types) of Compensation to which this deferral election applies:
____________________________________________

$_________ for such year, OR

__________% for such year.


II.  BENEFICIARY DESIGNATION

     The Participant hereby designates the following individual(s) or entity(ies) as his or her beneficiary(ies) pursuant to THE BISYS GROUP, INC. Deferred Compensation Plan (Insert Name, Social Security Number, Relationship, Date of Birth and Address of Individuals and fully identify any Trust by the Name of the Trust, Date of Execution of the Trust, the Trustee' L/F Name, the trust's address, and the trust's Employer Identification Number):

Primary Beneficiary(ies)
______________________________________________________

______________________________________________________

Contingent Beneficiary(ies)
______________________________________________________

______________________________________________________

The Participant hereby reserves the right to change this Beneficiary Designation, and any such change shall be effective when executed in writing by the Participant and delivered to the

Company, all in the manner as designated by the Company from time to time.

III.  INVESTMENT DESIGNATION FOR CURRENT DEFERRAL ELECTION

         The Participant hereby designates the following investment or investments as provided in Section 4 of THE BISYS GROUP, INC. Deferred Compensation Plan:

                                                            % to be Invested in
Name of Investment                                            This Investment
------------------                                            ---------------
---------------------------                                   ----------------
---------------------------                                   ----------------
---------------------------                                   ----------------
---------------------------                                   ----------------
---------------------------                                   ----------------
---------------------------                                   ----------------
---------------------------                                   ----------------

The Participant hereby reserves the right to change such investment designation from time to time as permitted by the Plan, and any such change shall become effective when executed in writing by the Participant and delivered to the Company, all in the manner as designated by the Company from time to time.

         In the event that the Company desires to acquire any product or other item (including but not limited to a life insurance policy on the Participant's life) in connection with this Plan, the Participant hereby agrees to reasonably cooperate to the extent necessary in such process.

         IN WITNESS WHEREOF, the Employer and the Participant have executed this Participation Agreement on the dates designated below.

Date:___________________                    ________________________
                                            Signature of Participant

                                            THE BISYS GROUP, INC.

Date:___________________            By:     ________________________
                                            Name: __________________
                                            Title: _________________


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